Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 3

AND LIMITED CONSENT AND WAIVER

to

MASTER SHELF AGREEMENT

As of June 30, 2006

Prudential Investment Management, Inc. (“Prudential”)
The Prudential Insurance Company

of America (“PICA”)

Pruco Life Insurance Company
Reliastar Life Insurance Company
Southland Life Insurance Company
Each Prudential Affiliate (as defined herein)

which becomes bound by certain provisions of the

Agreement as hereinafter provided (together with

each above-named entity, the “Purchasers”)

c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Ladies and Gentlemen:

We refer to the Master Shelf Agreement dated as of September 20, 2002, as amended by the Amendment No. 1 to Master Shelf Agreement dated as of April 21, 2005 and Amendment No. 2 to Master Shelf Agreement dated as of April 29, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Agreement”) among SCS Transportation, Inc. (the “Company”), Prudential, PICA, Pruco Life Insurance Company, Reliastar Life Insurance Company and Southland Life Insurance Company. Unless otherwise defined in this Letter Amendment No. 3 and Limited Consent and Waiver to Master Shelf Agreement (this “Amendment”), the terms defined in the Agreement shall be used herein as therein defined.

The Company desires to amend certain provisions of the Agreement. Subject to the terms and conditions specified herein, Prudential and each holder of Notes is willing to agree to such amendments and to provide such consent and waiver, as more particularly set forth herein. Accordingly, Prudential and each holder of Notes hereby agrees with the Company to amend the Agreement as set forth in paragraph 1 below and to provide the requested consent and waiver as set forth in paragraph 2 below, effective as of the Amendment Effective Date (as defined in paragraph 4 below).

1. Amendments to the Agreement.

(a) Amendment to paragraph 6A(4). Paragraph 6A(4) of the Agreement is hereby amended and restated in its entirety as follows:

6A(4) Tangible Net Worth. The Company will not permit Tangible Net Worth at any time to be less than $180,000,000 plus the sum of (i) 75% of positive Net Income from Continuing Operations in each fiscal quarter commencing with the fiscal quarter ended June 30, 2006, and (ii) 75% of the Net Proceeds from the issuance and sale of equity securities after the date hereof, plus income or minus loss from Discontinued Operations commencing with the fiscal quarter ended June 30, 2006 minus the total amount paid by the Company for the repurchase of its shares after June 30, 2006, up to $25,000,000.

(b) Amendment to paragraph 6C(3). Paragraph 6C(3) of the Agreement is hereby amended by amending and restating clause (ix) thereof in its entirety as follows:

“(ix) the repurchase of shares of stock of the Company.”

(c) Amendments to paragraph 10B (Other Terms). (i) Paragraph 10B of the Agreement is hereby amended by deleting the definitions of “EBIT”, “EBIDTAR”, “Operating Lease”, “Rental Expense”, “Rental Obligations” and “Subsidiary Guarantor” contained therein and restating them in their entirety as follows:

“EBIT” means, for any period, EBITDAR excluding (i) provisions for depreciation and amortization and (ii) Rental Expense, but excluding any depreciation, amortization or rental expense from Discontinued Operations.

“EBITDAR” means, for any period, the sum of Net Income from Continuing Operations plus, to the extent deducted in the determination of Net Income from Continuing Operations, (i) all provisions for federal, state and other income tax of the Company and its Subsidiaries (ii) Interest Expense, and (iii) provisions for depreciation and amortization and (iv) Rental Expense, excluding (a) any gains or losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), (b) any gains resulting from the write-up of assets, (c) any earnings of any Person acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the date of acquisition, (d) any deferred credit representing the excess of equity in any such Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (e) any gains or losses from the acquisition of securities or the retirement or extinguishment of Indebtedness, (f) any gains on collections from the proceeds of insurance policies or settlements, (g) any restoration to income of any Contingency Reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (h) any income, gain or loss during such period from any discontinued operations or the disposition thereof, from any extraordinary items or from any prior period adjustments, and (i) any equity of the Company or any Subsidiary in the undistributed earnings (but not losses) of any corporation or other entity which is not a Subsidiary of the Company, which in the aggregate will be deducted only to the extent they are positive, adjusted for minority interests in Subsidiaries.

“Operating Lease” means any lease of any property (whether real, personal or mixed) which is not a Capital Lease, excluding operating leases from Discontinued Operations.

“Rental Expense” means with reference to any period, the aggregate amount of all payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like and rents of Discontinued Operations) for which the Company or Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety) under all Operating Leases in effect at any time during such period.

“Rental Obligations” means with reference to any period, the aggregate amount of all future payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Company or Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety) under all Operating Leases in effect at such period end that are not cancelable, excluding lease obligations from Discontinued Operations.

“Subsidiary Guarantor” shall mean Saia and each other Subsidiary of the Company that has executed the Subsidiary Guaranty Agreement or a Guarantor Supplement in the form attached to the Subsidiary Guaranty Agreement.

(ii) Paragraph 10B of the Agreement is hereby further amended by adding the following new definitions in the appropriate alphabetical order:

“Discontinued Operations” means, upon duly authorized plan of the Board of Directors of the Company, the assets, liabilities, income or loss resulting from the sale of 100% of the common stock of Jevic, determined in accordance with GAAP.

“Net Income from Continuing Operations” means Net Income resulting from operations of the Company that continue to exist subsequent to the closing of the sale of 100% of the common stock of Jevic.

2. Limited Consent and Waiver. Notwithstanding the provisions of paragraphs 5G, 6C(4), 6C(6), 6D, 6F and 7A(xv) of the Agreement, Prudential and each holder of Notes hereby consents to the sale of 100% of the common stock of Jevic and waives any Event of Default that would arise as the result of such sale.

3. Representations and Warranties. In order to induce Prudential and the holders of Notes to enter into this Amendment, the Company hereby represents and warrants as follows:

(a) Each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b) On and as of the Amendment Effective Date, both immediately before and after giving effect to this Amendment, no Event of Default exists under the Agreement.

4. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) upon receipt by Prudential of each of the following:

(a) a counterpart of this Amendment, duly executed and delivered by the Company;

(b) execution of the Consent attached hereto by Saia;

(c) an executed copy of an amendment to the Restated Agented Revolving Credit Agreement containing amendments substantially the same as those contained herein; and

. (d) payment by the Company of all expenses of the Purchasers related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the Purchasers’ special counsel.

5. Miscellaneous.

(a) Effect on Agreement. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement and each reference in the Notes and all other Note Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement. Without limiting the generality of the foregoing, nothing in this Amendment shall be deemed (i) except as expressly provided herein, to constitute a waiver of compliance or consent to non-compliance by the Company or any other Person with respect to any term, provision, covenant or condition of the Agreement or any other Note Document; or (ii) to prejudice any right or remedy that any holder of Notes may now have or may have in the future under or in connection with the Agreement or any other Note Document.

(b) Counterparts. This Amendment may be executed in any number of counterparts (including those transmitted by telecopy or electronic transmission) and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(c) Expenses. The Company confirms its agreement, pursuant to paragraph 11B of the Agreement, to pay promptly all out-of-pocket expenses of each holder of Notes related to the preparation, negotiation, reproduction, execution and delivery of this Amendment and all matters contemplated hereby and thereby, including without limitation all fees and out-of-pocket expenses of such holder’s special counsel.

(d) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(e) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranty Agreement, the Subsidiary Guarantor consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the undersigned to amend the Agreement as set forth herein, the Subsidiary Guarantor (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Subsidiary Guaranty Agreement and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(f) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least one counterpart to the Company at One Main Plaza, 4435 Main Street, Kansas City, MO 64111, Attention: Chief Financial Officer.

Very truly yours,

SCS TRANSPORTATION, INC.

By:_/s/ James J. Bellinghausen
Name: James J. Bellinghausen
Title: Vice President — Finance

Agreed to as of the Amendment Effective Date:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:     /s/ B. Lemmons_
Vice President

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

By:     /s/ B. Lemmons_
Vice President

PRUCO LIFE INSURANCE COMPANY

By:     /s/ B. Lemmons_
Vice President

RELIASTAR LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:     /s/ B. Lemmons_
Vice President
SOUTHLAND LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:     /s/ B. Lemmons_
Vice President

CONSENT

The undersigned, as a Subsidiary Guarantor under the Guaranty Agreement dated as of September 20, 2002 (the “Guaranty”) in favor of the holders from time to time of the Notes issued pursuant to the Agreement referred to in the foregoing Amendment No. 3 and Limited Consent and Waiver to Master Shelf Agreement (the “Amendment”), herby consent to the Amendment and hereby confirm and agree that, notwithstanding the effectiveness of the Agreement, the Guaranty is, and shall continue to be, in full force and effect with respect to the undersigned and is hereby confirmed and ratified in all respects.

SAIA MOTOR FREIGHT LINE, INC.

By:	/s/ James A. Darby

Name: James A. Darby Title: Secretary

PARTIAL RELEASE OF GUARANTY

THIS PARTIAL RELEASE OF GUARANTY (this “Release”), dated as of June 30, 2006, is made by the undersigned (collectively, the “Purchasers”), in favor of Jevic Transportation, Inc. (“Jevic”).

RECITALS:

A. SCS Transportation, Inc. (the “Company”), and the Purchasers are parties to that certain Master Shelf Agreement dated as of September 20, 2002 (as from time to time amended, supplemented, restated, or otherwise modified, the “Shelf Agreement”; capitalized terms used but not defined herein shall have the meanings given them in the Shelf Agreement).

B. Jevic is a party to that certain Guaranty Agreement dated as of September 20, 2002 (as from time to time amended, supplemented, restated, or otherwise modified, the “Guaranty”), pursuant to which Jevic guaranteed the Guaranteed Obligations (as defined in the Guaranty).

C. The Company desires to have Jevic released and discharged from all of its obligations and duties as a Subsidiary Guarantor under the Note Documents.

NOW THEREFORE, pursuant to the terms of the Shelf Agreement and with intent to be legally bound hereby and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchasers hereby agree as follows:

SECTION 1. Termination and Release. The Purchasers hereby (a) fully release and discharge Jevic from all of its duties and obligations under the Guaranty including, but not limited to, Jevic’s obligation, either jointly or severally, to pay, and all other liabilities in respect of, the Guaranteed Obligations or any other obligation arising under the Shelf Agreement or any other Note Document, (b) terminates the Guaranty, insofar as Jevic is a party thereto and (c) acknowledges and agrees that Jevic is no longer a “Subsidiary Guarantor” or a “Guarantor” under the Note Documents as each such term is used and defined therein.

SECTION 2. Further Assurances. The Purchasers hereby agree that they shall, from time to time, at the sole cost and expense of the Person requesting such action, execute, acknowledge and deliver to Jevic such instruments, agreements, and other documents as Jevic shall reasonably request in order to further evidence the releases and discharges described in Section 1 above.

SECTION 3. Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4. Counterparts. This Release may be executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same document. Delivery of this Release may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

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IN WITNESS WHEREOF, the undersigned have caused this Release to be executed as of the date first above written.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:     /s/ B. Lemmons
Vice President

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

By:     /s/ B. Lemmons
Vice President

PRUCO LIFE INSURANCE COMPANY

By:     /s/ B. Lemmons
Vice President

RELIASTAR LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:     /s/ B. Lemmons
Vice President

SOUTHLAND LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:     /s/ B. Lemmons
Vice President

ACKNOWLEDGMENT

As an inducement to the Purchasers to execute and deliver this Release, the undersigned hereby (i) acknowledges that it has received this Release and consents to the foregoing and (ii) agrees that the execution and delivery of this Release shall not in any manner discharge, affect, or impair the liability of such Person for the Guaranteed Obligations. This Acknowledgment shall be binding upon the undersigned, and its successors and assigns, and shall inure to the benefit of the Purchasers, and their respective successors and assigns.

EXECUTED as of the date first above written.

SAIA MOTOR FREIGHT LINE, INC.

By:	/s/ James J. Bellinghausen

Name: James J. Bellinghausen Title: Assistant Secretary